As filed with the Securities and Exchange Commission on March 17, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
March 17, 2011
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

100 North Tryon Street Charlotte, North Carolina (Address of principal executive offices)	28255 (Zip Code)
(704) 386-5681
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
     On March 17, 2011, the Registrant issued $1,500,000,000 in aggregate principal amount of its 3.625% Senior Notes, due March 2016 (the “Notes”) pursuant to the Registrant’s Registration Statement on Form S-3, Registration No. 333-158663 (the “Registration Statement”). The terms of the offering of the Notes are described in the Registrant’s Pricing Supplement dated March 14, 2011 to the Prospectus Supplement dated April 21, 2009, relating to the Registrant’s Medium-Term Notes, Series L (the “Series L Medium-Term Notes”), supplementing the Prospectus dated April 20, 2009.
     The Notes were issued under the terms of the Senior Indenture dated January 1, 1995 between the Registrant and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as supplemented by a First Supplemental Indenture dated as of September 18, 1998, a Second Supplemental Indenture dated as of May 7, 2001, a Third Supplemental Indenture dated as of July 28, 2004, a Fourth Supplemental Indenture dated as of April 28, 2006, a Fifth Supplemental Indenture dated as of December 1, 2008 and a Sixth Supplemental Indenture dated as of February 23, 2011 (the “Sixth Supplemental Indenture”). The Registrant also may issue subordinated Series L Medium-Term Notes under the terms of the Subordinated Indenture dated January 1, 1995 between the Registrant and the Trustee, as supplemented by a First Supplemental Indenture dated as of August 28, 1998, a Second Supplemental Indenture dated as of January 25, 2007 and a Third Supplemental Indenture dated as of February 23, 2011 (the “Third Supplemental Indenture”).
     An opinion regarding the legality of the Registrant’s senior and subordinated Series L Medium-Term Notes to be issued pursuant to the Registration Statement is filed herewith. Such opinion supplements the previously-filed opinion regarding legality of the Series L Medium-Term Notes to reflect the Sixth Supplemental Indenture and the Third Supplemental Indenture and an increased aggregate principal amount of Series L Medium-Term Notes authorized to be issued by the Registrant.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

4.1	Sixth Supplemental Indenture dated as of February 23, 2011 to the Senior Indenture dated January 1, 1995 between the Registrant and The Bank of New York Mellon Trust Company, N.A., incorporated by reference to Exhibit 4(ee) of the Registrant’s 2010 Annual Report on Form 10-K

4.2	Third Supplemental Indenture dated as of February 23, 2011 to the Subordinated Indenture dated January 1, 1995 between the Registrant and The Bank of New York Mellon Trust Company, N.A., incorporated by

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

reference to Exhibit 4(ff) of the Registrant’s 2010 Annual Report on Form 10-K

5.1	Opinion of McGuireWoods LLP as to the legality of the Series L Medium-Term Notes

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION
By:	/s/ TERESA M. BRENNER
Name:	Teresa M. Brenner
Title:	Associate General Counsel

Dated: March 17, 2011

INDEX TO EXHIBITS

Exhibit No.
4.1	Sixth Supplemental Indenture dated as of February 23, 2011 to the Senior Indenture dated January 1, 1995 between the Registrant and The Bank of New York Mellon Trust Company, N.A., incorporated by reference to Exhibit 4(ee) of the Registrant’s 2010 Annual Report on Form 10-K

4.2	Third Supplemental Indenture dated as of February 23, 2011 to the Subordinated Indenture dated January 1, 1995 between the Registrant and The Bank of New York Mellon Trust Company, N.A., incorporated by reference to Exhibit 4(ff) of the Registrant’s 2010 Annual Report on Form 10-K

5.1	Opinion of McGuireWoods LLP as to the legality of the Series L Medium-Term Notes